UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2018

Thor Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 East Beardsley Avenue, Elkhart, Indiana	46514-3305
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ⃞

Item 5.07      Submission of Matters to a Vote of Security Holders.

Thor Industries, Inc. (the “Company”) held its 2018 annual meeting of shareholders (the “Annual Meeting”) on December 14, 2018. At the Annual Meeting, there were 48,178,040 shares of common stock of the Company present in person or by proxy and entitled to vote. The Company’s shareholders were asked to vote on four proposals: (1) the election of three directors, (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2019, (3) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, and (4) the declassification of the Board of Directors.

Proposal #1 – Election of Directors. The shareholders elected three nominees, Andrew Graves, Amelia A. Huntington, and Christopher Klein as Class C directors to hold office until the 2019 annual meeting of shareholders and until their respective successors are duly elected and qualified by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Andrew Graves	42,651,442	811,199	4,715,399
Amelia A. Huntington	43,036,578	426,063	4,715,399
Christopher Klein	42,791,357	671,284	4,715,399

Proposal #2 – Ratification of Deloitte & Touche LLP. The shareholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2019 by the following vote:

For	Against	Abstentions	Broker Non-Votes
47,448,171	673,299	56,570	0

Proposal #3 – Advisory Vote to Approve Compensation of Named Executive Officers. The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following vote:

For	Against	Abstentions	Broker Non-Votes
38,533,579	4,851,104	77,958	4,715,399

Proposal #4 – Declassification of the Board of Directors.  The shareholders elected to declassify the Board of Directors by the following vote:

For	Against	Abstentions	Broker Non-Votes
43,305,710	80,103	76,828	4,715,399

A copy of the Company’s press release announcing the results of voting is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

          (d)  Exhibits

Exhibit Number	Description
99.1	Copy of press release, dated December 17, 2018, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.
Date: December 17, 2018	By: /s/ W. Todd Woelfer
Name: W. Todd Woelfer
Title: Senior Vice President, General Counsel, and Secretary